Exhibit 99.2
INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data

Non-performing assets

	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
	(Dollars in thousands)
Non-accrual loans	$22,598	$10,453	$9,026	$7,792	$7,250
Loans 90 days or more past due and still accruing interest	—	—	—	—	—
Subtotal	22,598	10,453	9,026	7,792	7,250
Less: Government guaranteed loans	2,243	2,249	1,940	1,790	2,102
Total non-performing loans	20,355	8,204	7,086	6,002	5,148
Other real estate and repossessed assets	589	426	413	938	781
Total non-performing assets	$20,944	$8,630	$7,499	$6,940	$5,929

As a percent of Portfolio Loans
Non-performing loans	0.48%	0.20%	0.17%	0.15%	0.13%
Allowance for credit losses	1.49	1.47	1.47	1.47	1.46
Non-performing assets to total assets	0.38	0.16	0.14	0.13	0.11
Allowance for credit losses as a percent of non-performing loans	306.85	745.45	847.23	989.32	1,115.85

Allowance for credit losses

	Nine months ended September 30,
	2025			2024
	Loans	Securities	Unfunded Commitments	Loans	Securities	Unfunded Commitments
	(Dollars in thousands)
Balance at beginning of period	$59,379	$132	$5,131	$54,658	$157	$5,504
Additions (deductions)
Provision for credit losses	4,252	(40)	—	3,400	(1,149)	—
Recoveries credited to allowance	1,604	—	—	2,106	1,125	—
Assets charged against the allowance	(2,776)	—	—	(2,720)	—	—
Recoveries included in non-interest expense	—	—	(190)	—	—	(676)
Balance at end of period	$62,459	$92	$4,941	$57,444	$133	$4,828

Net loans charged against the allowance to average Portfolio Loans	0.04%			0.02%

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Capitalization

	September 30, 2025	December 31, 2024
	(In thousands)
Subordinated debt	$—	$39,586
Subordinated debentures	39,847	39,796
Amount not qualifying as regulatory capital	(1,224)	(810)
Amount qualifying as regulatory capital	38,623	78,572
Shareholders’ equity
Common stock	311,770	318,777
Retained earnings	239,602	205,853
Accumulated other comprehensive loss	(60,630)	(69,944)
Total shareholders’ equity	490,742	454,686
Total capitalization	$529,365	$533,258

Non-Interest Income

	Three months ended			Nine months ended
	September 30, 2025	June 30, 2025	September 30, 2024	September 30,
				2025	2024
	(In thousands)
Interchange income	$4,157	$3,390	$4,146	$10,674	$10,698
Service charges on deposit accounts	3,131	2,981	3,085	8,926	8,894
Net gains (losses) on assets
Mortgage loans	1,474	1,631	2,177	5,408	4,874
Equity securities at fair value	—	—	(8)	—	2,685
Securities	(36)	11	(145)	(355)	(414)
Mortgage loan servicing, net	74	490	(3,130)	(72)	1,686
Investment and insurance commissions	940	810	882	2,504	2,524
Bank owned life insurance	288	296	197	881	566
Other	1,909	1,716	2,304	5,720	5,728
Total non-interest income	$11,937	$11,325	$9,508	$33,686	$37,241

Capitalized Mortgage Loan Servicing Rights

	Three months ended September 30,		Nine months ended September 30,
	2025	2024	2025	2024
	(In thousands)
Balance at beginning of period	$32,053	$44,406	$46,796	$42,243
Originated servicing rights capitalized	948	1,176	2,766	2,956
Change in fair value	(1,479)	(5,378)	(4,984)	(4,995)
Sale of originated servicing rights (1)	61	—	(12,823)	—
Loss on sale of originated servicing rights (1)	(61)	—	(233)	—
Balance at end of period	$31,522	$40,204	$31,522	$40,204
(1)     On January 31, 2025 we sold $931.6 million of mortgage loan servicing rights (26.3% of total servicing portfolio) and transferred the servicing on March 3, 2025. This sale represented approximately $13.1 million (27.9%) of the total capitalized mortgage loan servicing right asset.

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Mortgage Loan Activity

	Three months ended			Nine months ended
	September 30, 2025	June 30, 2025	September 30, 2024	September 30,
				2025	2024
	(Dollars in thousands)
Mortgage loans originated	$145,561	$147,844	$147,516	$401,184	$384,112
Mortgage loans sold	101,615	95,360	117,037	279,593	289,395
Net gains on mortgage loans	1,474	1,631	2,177	5,408	4,874
Net gains as a percent of mortgage loans sold ("Loan Sales Margin")	1.45%	1.71%	1.86%	1.93%	1.68%
Fair value adjustments included in the Loan Sales Margin	0.03%	0.12%	0.46%	0.32%	0.30%

Non-Interest Expense

	Three months ended			Nine months ended
	September 30, 2025	June 30, 2025	September 30, 2024	September 30,
				2025	2024
	(In thousands)
Compensation	$13,916	$13,610	$13,264	$40,723	$39,931
Performance-based compensation	2,900	3,638	3,426	9,979	10,787
Payroll taxes and employee benefits	4,309	3,875	3,358	11,929	11,351
Compensation and employee benefits	21,125	21,123	20,048	62,631	62,069
Data processing	3,784	3,847	3,379	11,360	9,891
Occupancy, net	2,127	2,046	1,893	6,396	5,853
Interchange expense	1,180	1,177	1,149	3,476	3,373
Furniture, fixtures and equipment	892	793	932	2,570	2,834
Advertising	526	833	581	2,220	1,860
Loan and collection	618	744	657	2,148	1,868
FDIC deposit insurance	615	637	664	1,963	2,141
Legal and professional	682	500	687	1,661	1,717
Communications	465	470	519	1,526	1,633
Taxes, licenses and fees	335	290	347	951	891
Director fees	265	276	235	773	709
Amortization of intangible assets	121	122	129	365	387
Provision (recovery) for loss reimbursement on sold loans	(5)	(6)	24	(22)	26
Net (gains) losses on other real estate and repossessed assets	39	(50)	14	(77)	(170)
Other	1,362	960	1,325	4,214	3,027
Total non-interest expense	$34,131	$33,762	$32,583	$102,155	$98,109

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Average Balances and Tax Equivalent Rates

	Three Months Ended September 30,
	2025			2024
	Average Balance	Interest	Rate (2)	Average Balance	Interest	Rate (2)
	(Dollars in thousands)
Assets
Taxable loans	$4,193,925	$61,250	5.81%	$3,901,370	$58,322	5.96%
Tax-exempt loans (1)	7,632	95	4.95	8,584	111	5.14
Taxable securities	573,333	3,660	2.55	665,974	4,502	2.70
Tax-exempt securities (1)	253,029	3,190	5.04	267,776	3,539	5.29
Interest bearing cash	113,660	1,261	4.40	126,039	1,717	5.42
Other investments	18,102	277	6.12	16,099	301	7.48
Interest Earning Assets	5,159,681	69,733	5.38	4,985,842	68,492	5.48
Cash and due from banks	58,099			57,211
Other assets, net	234,143			232,570
Total Assets	$5,451,923			$5,275,623

Liabilities
Savings and interest-bearing checking	2,850,176	13,282	1.85	2,763,558	15,621	2.25
Time deposits	930,358	8,690	3.71	804,944	8,841	4.37
Other borrowings	81,490	1,957	9.57	121,182	2,018	6.64
Interest Bearing Liabilities	3,862,024	23,929	2.46%	3,689,684	26,480	2.86
Non-interest bearing deposits	1,005,875			1,047,617
Other liabilities	107,602			100,245
Shareholders’ equity	476,422			438,077

Total liabilities and shareholders’ equity	$5,451,923			$5,275,623

Net Interest Income		$45,804			$42,012

Net Interest Income as a Percent of Average Interest Earning Assets			3.54%			3.37%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 21%.
(2)	Annualized

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Average Balances and Tax Equivalent Rates

	Nine Months Ended September 30,
	2025			2024
	Average Balance	Interest	Rate	Average Balance	Interest	Rate (2)
	(Dollars in thousands)
Assets
Taxable loans	$4,123,797	$178,407	5.78%	$3,848,092	$169,974	5.90%
Tax-exempt loans (1)	7,141	280	5.25	8,660	335	5.17
Taxable securities	594,769	11,491	2.58	691,327	14,466	2.79
Tax-exempt securities (1)	257,051	9,590	4.97	267,689	10,638	5.30
Interest bearing cash	92,263	3,058	4.43	97,941	3,994	5.45
Other investments	16,731	825	6.57	16,452	904	7.33
Interest Earning Assets	5,091,752	203,651	5.34	4,930,161	200,311	5.42
Cash and due from banks	56,073			54,481
Other assets, net	237,413			235,026
Total Assets	$5,385,238			$5,219,668

Liabilities
Savings and interest-bearing checking	2,827,773	38,731	1.83	2,690,359	43,178	2.14
Time deposits	887,385	24,658	3.72	825,984	26,970	4.37
Other borrowings	93,520	5,262	7.51	126,861	6,253	6.58
Interest Bearing Liabilities	3,808,678	68,651	2.41%	3,643,204	76,401	2.80
Non-interest bearing deposits	1,001,228			1,053,719
Other liabilities	108,799			104,057
Shareholders’ equity	466,533			418,688

Total liabilities and shareholders’ equity	$5,385,238			$5,219,668

Net Interest Income		$135,000			$123,910

Net Interest Income as a Percent of Average Interest Earning Assets			3.54%			3.35%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 21%.

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Commercial Loan Portfolio Analysis as of September 30, 2025

	Total Commercial Loans
		Watch Credits			Percent of Loan Category in Watch Credit
Loan Category	All Loans	Performing	Non-accrual	Total
	(Dollars in thousands)
Land	$11,845	$16	$—	$16	0.1%
Land Development	19,877	—	—	—	—
Construction	149,259	—	13,825	13,825	9.3
Income Producing	738,924	39,522	—	39,522	5.3
Owner Occupied	642,277	8,299	—	8,299	1.3
Total Commercial Real Estate Loans	$1,562,182	$47,837	$13,825	$61,662	3.9

Other Commercial Loans	$562,871	$21,100	—	$21,100	3.7
Total non-performing commercial loans			$13825

Commercial Loan Portfolio Analysis as of December 31, 2024

	Total Commercial Loans
		Watch Credits			Percent of Loan Category in Watch Credit
Loan Category	All Loans	Performing	Non-accrual	Total
	(Dollars in thousands)
Land	$8,734	$—	$—	$—	0.0%
Land Development	24,637	—	—	—	—
Construction	201,474	16,589	—	16,589	8.2
Income Producing	624,499	22,286	—	22,286	3.6
Owner Occupied	544,829	18,396	47	18,443	3.4
Total Commercial Real Estate Loans	$1,404,173	$57,271	$47	$57,318	4.1

Other Commercial Loans	$533,190	$27,334	7	$27,341	5.1
Total non-performing commercial loans			$54

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